FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

All average are wtg averages.

	Originator/	Originator/	Originator/
	Source 1	Source 2	Source 3	Aggregate
Description (expected bbg ticker)
Originator				ResMAE
Dealer Shelf
Dealer
Largest Servicer
FICO avg				642
FICO stdev				57
FICO < 500				0
FICO < 560				8.09
10th Percentile FICO				571
90th Percentile FICO				718
CLTV avg				81.74
CLTV > 80%				31.47
SS CLTV (incl. silent second LTVs)				90.61
% With Silent 2nds				45.00
10th Percentile CLTV				75.00
90th Percentile CLTV				100.00
Full Doc %				39.93
Loan Bal avg (000s)				192,485.83
DTI %				43.14
DTI > 45%				52.14
Purch %				58.45
Cash Out %				39.94
Fxd %				12.66
3 yr ARM >=				2.49
WAC				7.170
WAC stdev				1.5
1st Lien %				93.22
MI %				15.30
MI Insurer				MGIC
CA %				60.76
Sng Fam %				75.80
Invt Prop %				3.77
MH %				0
IO%				49.04
2yr IO%				46.68
IO non-full doc %				31.33
2-4 Family %				3.94
Prim Occ				95.31
<$100K Bal %				10.44
2-yr Prepay Penalty %				70.73
% of 40-year loans				0.00
Initial Target OC %				0.70%
Total C/E% Aaa				20.10% (initial)
Total C/E% Aa2				13.35% (initial)

	Originator/	Originator/	Originator/
	Source 1	Source 2	Source 3	Aggregate
Total C/E% A2				8.10% (initial)
Mth 37 Loss Trig				2.90%
Moody’s Base Case Loss				4.50% (B2 LC)
S&P single-B FF/LS				6.91% FF/29.12% severity
Fitch single-B FF/LS				n/a

			WA SS					Invt	1st	% with
Originator/ Source	WA LTV	WA CLTV	CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI

ResMAE	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30
Name 2
Name 3
Name 4

Total:	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

			WA SS					Invt	1st	% with		Full
Documentation	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	DTI% > 45	% with MI

Full	80.33	80.35	88.84	625	6.710	39.93	49.08	5.85	99.98	43.30	53.72	100.00	44.36	42.06	47.30	19.98
Non-Full	73.65	82.67	91.78	654	7.470	60.07	64.68	2.39	88.73	46.12	65.45	0.00	52.15	43.87	55.36	12.19

Total	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

			WA SS					Invt	1st	% with		Full
Interest Only	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	DTI% > 45	% with MI

24	80.94	80.94	92.60	656	6.770	46.68	64.11	3.30	100.00	59.06	77.70	34.99	100.00	44.09	57.74	13.83
36	78.32	78.32	85.22	658	6.530	1.63	30.42	9.02	100.00	34.72	57.91	55.42	100.00	45.23	62.98	12.35
60	80.27	80.27	87.47	682	6.730	0.72	32.02	6.01	100.00	36.29	58.00	65.34	100.00	37.70	34.57	18.42
Other IO	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non-IO	71.97	82.60	89.00	629	7.560	50.96	54.53	4.01	86.70	32.57	45.38	43.59	0.00	42.29	46.91	16.70

Total	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

			WA SS					Invt	1st	% with		Full			DTI%	% with
FICO	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

0-499	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
500-559	76.61	76.61	76.67	532	8.000	8.09	15.24	2.59	100.00	0.30	60.33	60.14	0.75	42.33	48.45	23.64
560-599	79.62	79.66	83.82	582	7.250	13.75	35.54	2.50	99.96	20.89	55.59	59.53	39.20	42.72	48.43	28.04
600-639	78.40	82.25	90.77	621	7.170	26.00	54.99	2.83	95.18	43.53	54.77	45.73	54.13	43.15	52.76	16.38
640-679	74.48	82.39	93.62	658	7.120	26.59	66.74	4.27	90.10	56.89	62.80	31.19	55.34	43.45	53.76	10.58
680>=	74.26	83.29	95.37	714	6.910	25.57	79.34	5.27	88.71	61.23	67.66	26.17	57.87	43.31	53.00	9.61

Total	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

			WA SS					Invt	1st	% with		Full			DTI%	% with
Low Balance	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

<80,000	38.65	92.86	95.77	657	9.400	6.27	83.35	3.92	32.24	14.61	38.66	19.04	1.43	42.08	45.03	2.18
80,000-100,000	58.13	87.39	94.88	643	8.320	4.17	78.15	3.68	63.42	37.56	33.49	41.15	6.37	42.75	49.18	4.90
100,000>=	79.80	80.70	90.04	641	6.960	89.56	55.79	3.77	98.88	47.47	63.58	41.33	54.36	43.24	52.78	16.70

Total	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

			WA SS					Invt	1st	% with		Full			DTI%	% with
Lien Position	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

1st Lien	80.43	80.43	89.93	640	6.960	93.22	55.99	4.05	100.00	48.27	60.21	42.82	52.60	43.02	51.54	16.41
2nd Lien	19.84	99.83	99.83	677	10.080	6.78	92.24	0.00	0.00	0.00	68.39	0.09	0.00	44.82	60.41	0.00

Total	76.32	81.74	90.61	642	7.170	100.00	58.45	3.77	93.22	45.00	60.76	39.93	49.04	43.14	52.14	15.30

	WA SS					Invt	1st	% with		Full			DTI%	% with
WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

80-85%	84.57	611	7.300	8.31	20.34	8.63	100.00	0.66	63.05	47.06	44.71	43.49	46.52	70.18
85-90%	89.69	632	7.245	12.10	39.49	10.18	99.88	0.00	53.03	51.81	50.45	41.92	54.90	70.57
90-95%	94.85	636	8.070	4.24	53.58	1.08	96.01	0.00	43.27	31.39	46.44	42.88	49.31	20.70
95-100%	99.97	677	10.009	6.82	91.65	0.00	3.26	0.00	66.91	2.08	0.55	44.89	38.71	0.72

					Invt	1st	% with		Full			DTI%	% with
SSCLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

80-85%	611	7.312	8.26	19.81	8.69	100.00	0.00	62.80	46.71	44.34	43.47	46.83	70.64
85-90%	633	7.215	12.59	40.63	9.79	99.88	3.89	53.99	52.33	51.12	41.92	55.29	67.82
90-95%	644	7.694	5.73	54.22	0.80	97.05	26.02	45.35	32.30	47.16	42.77	48.38	15.31
95-100%	666	7.110	49.78	89.77	0.00	86.75	86.31	60.89	33.22	54.88	44.13	42.68	0.10

			WA SS					Invt	1st	% with		Full			DTI%	% with
Coupon-ARM	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

<8%	80.39	80.39	91.08	646	6.780	91.15	59.44	3.40	100.00	54.26	64.13	42.64	58.64	43.29	53.00	15.01
8-9%	83.87	83.87	84.58	582	8.490	7.42	41.44	9.43	100.00	3.60	35.95	28.10	24.07	42.15	44.45	29.81
9-10%	81.15	81.15	81.15	551	9.460	1.33	32.37	2.63	100.00	0.00	32.12	23.38	6.29	42.55	51.03	16.14
10-11%	74.19	74.19	74.19	554	10.410	0.05	14.20	0.00	100.00	0.00	0.00	41.39	0.00	39.82	31.57	0.00
11-12%	70.48	70.48	70.48	523	11.410	0.05	14.53	0.00	100.00	0.00	0.00	48.39	0.00	46.13	72.90	0.00
12-13%	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
13-14%	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
>14%	0.00	0.00	0.00	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

			WA SS					Invt	1st	% with		Full			DTI%	% with
Coupon-fixed rate	WALTV	WACLTV	CLTV	WAFICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Doc %	IO%	DTI %	> 45	MI

<8%	76.42	76.58	82.20	649	6.830	40.40	30.73	5.70	99.81	28.68	44.67	68.97	14.07	40.55	39.85	20.34
8-9%	57.03	88.34	90.52	651	8.620	7.21	58.30	8.67	60.86	10.86	45.32	26.03	0.00	40.85	42.28	15.29
9-10%	22.42	99.00	99.00	687	9.740	31.28	89.74	0.77	4.27	0.00	70.83	1.55	0.00	44.83	59.56	1.28
10-11%	20.99	99.55	99.55	651	10.650	18.53	89.89	0.69	1.78	0.00	62.75	0.21	0.00	44.72	62.55	0.00
11-12%	22.13	99.33	99.33	630	11.180	2.59	88.20	3.43	3.43	0.00	9.44	5.28	0.00	44.13	56.16	0.00
12-13%	0.00	0.00	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
13-14%	0.00	0.00	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
>14%	0.00	0.00	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

						% with
Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	2nd	WAFICO

LOS ANGELES	4.63	170	46,099,584.04	271,174.02	80.03	36.02	649
CHICAGO	3.85	228	38,317,932.11	168,061.11	83.88	48.20	648
SACRAMENTO	1.69	86	16,831,984.48	195,720.75	82.04	46.38	640
STOCKTON	1.64	80	16,279,841.33	203,498.02	81.37	46.66	646
LAS VEGAS	1.57	80	15,653,632.50	195,670.41	83.58	58.07	645
CORONA	1.43	54	14,229,403.13	263,507.47	83.18	54.22	650
RIVERSIDE	1.36	65	13,554,898.12	208,536.89	82.30	41.68	650
MORENO VALLEY	1.28	62	12,726,812.92	205,271.18	82.17	56.84	647
SANTA ANA	1.27	53	12,673,687.88	239,126.19	83.03	50.89	670
PALMDALE	1.11	55	11,032,964.67	200,599.36	81.83	52.71	651
MIAMI	0.97	55	9,667,208.72	175,767.43	82.11	57.90	646
PHOENIX	0.96	82	9,543,148.93	116,379.87	82.98	50.14	647
SAN JOSE	0.95	24	9,473,416.11	394,725.67	78.05	29.21	647
LONG BEACH	0.95	30	9,420,317.59	314,010.59	80.04	52.50	653
ANAHEIM	0.95	34	9,420,308.56	277,067.90	79.97	62.98	655
SAN BERNARDINO	0.89	44	8,872,926.09	201,657.41	82.15	42.83	640
MODESTO	0.89	42	8,841,993.06	210,523.64	83.26	32.76	655
HOUSTON	0.88	105	8,773,461.82	83,556.78	81.60	52.85	634
COMPTON	0.88	39	8,721,878.28	223,637.90	81.19	48.43	642
SAN DIEGO	0.76	25	7,558,048.75	302,321.95	80.65	56.23	642

						% with
Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	2nd	WAFICO

CA	60.76	2,404	604,696,320.02	251,537.57	81.06	44.35	646
IL	9.89	629	98,386,050.39	156,416.61	83.73	48.17	645
TX	7.86	785	78,197,907.07	99,615.17	82.20	49.67	625
FL	5.93	359	59,009,419.31	164,371.64	81.92	38.75	635
AZ	2.45	178	24,390,392.19	137,024.68	83.61	47.32	651
NV	2.27	118	22,627,444.87	191,758.01	82.85	53.75	642
MN	2.17	113	21,551,913.92	190,724.90	81.18	42.15	636
CO	1.92	123	19,121,651.51	155,460.58	81.88	66.42	625
MO	1.36	104	13,533,104.84	130,126.01	84.54	35.45	633
HI	1.06	29	10,594,891.63	365,341.09	80.45	17.06	637
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.